UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 22, 2018

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 22, 2018, GNC Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were considered and voted upon by the Company’s stockholders at the Annual Meeting: (1) the election of eight directors for one-year terms expiring in 2019; (2) the approval, by non-binding advisory vote, of the compensation paid to the Company’s named executive officers in 2017; (3) the approval of the adoption of the Company’s 2018 Stock and Incentive Plan, and (4) the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as independent auditors for the Company’s fiscal year ending December 31, 2018, as disclosed in the Company’s proxy materials for the Annual Meeting.

1. The following individuals were elected to serve as directors of the Company. Votes were cast as follows:

Nominee	For	Against	Withheld	Broker Non-Votes
Jeffrey P. Berger	27,694,322	—	2,796,938	24,239,248
Alan D. Feldman	27,471,468	—	3,019,792	24,239,248
Michael F. Hines	27,690,014	—	2,801,246	24,239,248
Amy B. Lane	27,698,874	—	2,792,386	24,239,248
Philip E. Mallott	27,696,077	—	2,795,183	24,239,248
Kenneth A. Martindale	27,833,020	—	2,658,240	24,239,248
Robert F. Moran	29,762,049	—	729,211	24,239,248
Richard J. Wallace	27,694,928	—	2,796,332	24,239,248

2. The 2017 compensation paid to the Company’s named executive officers was approved by non-binding vote. Votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
23,004,101	7,232,458	254,701	24,239,248

3. The adoption of the Company’s 2018 Stock and Incentive Plan was approved. Votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
22,243,485	8,000,381	247,394	24,239,248

4. The appointment of PwC as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2018 was ratified. Votes were cast as follows:

For	Against	Abstain
53,325,892	949,888	454,728

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: May 22, 2018 By:	/s/ Kevin G. Nowe Kevin G. Nowe
Senior Vice President, Chief Legal Officer
and Secretary